UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 2, 2017
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CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.
Distributions Authorized
On November 2, 2017, the board of directors of Carter Validus Mission Critical REIT, Inc. (the "Company") approved and declared a daily distribution to the Company’s stockholders of record as of the close of business on each day of the period commencing on December 1, 2017 and ending on February 28, 2018. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001917808 per share of common stock. The distributions declared for each record date in December 2017, January 2018 and February 2018 will be paid in January 2018, February 2018 and March 2018, respectively. The distributions will be payable to stockholders from legally available funds therefor.
Renewal of Advisory Agreement
On November 2, 2017, the Company, along with Carter/Validus Operating Partnership, LP (the "Operating Partnership") and Carter/Validus Advisors, LLC (the "Advisor"), executed a mutual consent to renew that certain Amended and Restated Advisory Agreement dated November 26, 2010 (as amended and renewed, the “Advisory Agreement”). As a result of the renewal, the Advisory Agreement was extended through November 25, 2018.
The material terms of the Advisory Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 10.2 to Pre-Effective Amendment No. 4 to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission (the “SEC”) on November 29, 2010, and incorporated herein by reference. The material terms of the (i) First Amendment to the Advisory Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on March 31, 2011, and incorporated herein by reference; (ii) Second Amendment to the Advisory Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on October 4, 2012, and incorporated herein by reference; and (iii) Third Amendment to the Advisory Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on November 26, 2014, and incorporated herein by reference.
Renewal of Property Management Agreement
On November 2, 2017, the Company, along with the Operating Partnership and Carter Validus Real Estate Management Services, LLC (the “Property Manager”), executed a mutual consent to renew that certain Property Management and Leasing Agreement (the “Property Management Agreement”) by and among the Company, the Operating Partnership and the Property Manager, dated November 12, 2010. As a result of the renewal, the Property Management Agreement was extended through November 11, 2018.
The material terms of the Property Management Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 10.3 to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form S-11 filed with the SEC on November 16, 2010, and incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

Dated: November 7, 2017	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer